Borrowings	3 Months Ended
Mar. 31, 2022
Financial Instruments [Abstract]
Borrowings	Borrowings
Credit Facility

On June 1, 2021, the Company terminated the $15,000 committed revolving term credit facility (the “Credit Facility”) it secured from the Toronto-Dominion Bank on July 25, 2019 and repaid all accrued and unpaid interest. Unamortized financing costs of $64 were derecognized and expensed to finance expense during the second quarter of 2021. Prior to termination, the balance drawn on the facility was $nil.

Finance income, net

Finance income for the three months ended March 31, 2022 and 2021 is comprised of:

	Three months ended March 31,
	2022	2021
	$	$
Interest on contingent consideration	16	18
Interest on lease obligations	75	85
Interest and amortization of deferred financing costs on credit facility	—	12
Interest income	(110)	(117)
	(19)	(2)